Ex 99.1 Delek Logistics Partners, LP Investor Presentation 2018 MLP & Energy Infrastructure Conference

Disclaimers These slides and any accompanying oral and written presentations contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”, “DKL” or “Delek Logistics”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: our substantial dependence on Delek US Holdings, Inc. (“Delek”) (NYSE: DK) or its assignees and their respective ability to pay us under our commercial agreements; the age and condition of our assets and operating hazards and other risks incidental to transporting, storing and gathering crude oil, and intermediate and refined products including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and tank failures; the timing and extent of changes in commodity prices and demand for refined products; the suspension, reduction or termination of Delek's or its assignees' or any third-party's obligations under our commercial agreements; the results of our investments in joint ventures; the ability to secure commercial agreements with Delek or third parties upon expiration of existing agreements; an inability of Delek to grow as expected and realize the synergies and the other expected benefits of its merger with Alon USA Energy, Inc. (“Alon USA”)and Alon USA Partners, LP; as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits, the ability to successfully integrate the businesses of Delek and Alon USA; our ability to successfully integrate acquired businesses; adverse changes in laws including with respect to tax and regulatory matters; and other factors discussed in our filings with the United States Securities and Exchange Commission. Forward looking statements include, but are not limited to, statements regarding: distributions per LP unit growth; unit repurchases; growth, financial strength, refining capacity, flexibility, strategic positioning and crude access of our sponsor; growth of Permian Basin production, production economics and efficiencies, takeaway capacities, access thereto by our Sponsor and our ability to benefit therefrom; growth, dropdowns and organic projects including the amount and value thereof, EBITDA therefrom and our ability to successfully complete such transactions; our ability to benefit from growth and Permian activity; contractual arrangements with our sponsor or others and their terms, fees and volumes; improved performance, financial flexibility, coverage and leverage; our joint venture projects including the growth, benefits, operations and risks thereof; our pipelines including current or future demand, capacity, tariffs, growth and profitability; benefits to our wholesale business from Permian activity or otherwise; our ability to make 3rd party acquisitions; improvements to our asset base; and, continued safe, reliable and profitable operations. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek Logistics believes that the presentation of earnings before interest, taxes, depreciation and amortization (“EBITDA”), forecasted annualized EBITDA, distributable cash flow and distribution coverage ratio provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered in isolation or as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all items that affect net income and net cash provided by operating activities. Additionally, because EBITDA and distributable cash flow may be defined differently by other partnerships in its industry, Delek Logistics' definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Highlights • Current Price: $29.15/unit (1) • Market Capitalization: $711 million (1) (2) Overview (NYSE: DKL) • Current Distribution: $0.750/LP unit qtr.; $3.00/LP unit annualized • Current Yield: 10.3% (1)(2) • Distribution per LP unit growth rate target = minimum of 10% annually through 2019 • 1Q18 Net income of $20.0 million and EBITDA of $34.7 million (3) Conservative Financial Position • $205.3 million credit availability at March 31, 2018; Total leverage 4.6x • 1Q18 Net cash from operating activities of $23.7 million, distributable cash flow (DCF) of $27.3 million and distribution coverage ratio of 1.14x • Primarily traditional MLP assets/structure Stable Cash Flow Focused • Inflation-indexed fees for most contracts • Primarily initial long term fee-based contracts with minimum volume commitments • Ten acquisitions since July 2013; generally in 8x-10x valuation range based on initial annualized EBITDA(4) including Big Spring drop down in March 2018 Growth Oriented • Two joint venture pipeline development projects - RIO in the Permian Basin completed Sept. 2016; Caddo completed Jan. 2017 • Currently owns approximately 63.5%, incl. 2% GP interest (5) Sponsor - Delek US (NYSE: DK) • Majority of DKL assets support DK refining system (1) Based on price per common limited unit as of close of trading on May 18, 2018. (2) Annualized distribution based on quarterly distribution for quarter ended March 31, 2018 that was paid on May 15, 2018. (3) For reconciliation please refer to pages 30 and 31. (4) Annualized EBITDA estimates based on expected performance at the time of purchase. Actual results will vary based on market conditions, operating rates and expenses. (5) Currently 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining 3 ownership interest is held by a subsidiary of Delek US.

Delek US – A Growth Oriented, Financially Strong Sponsor • 302,000 bpd of refining capacity in Texas, Arkansas, Louisiana Operational Strength • Access to crude / product terminals, pipeline and storage assets • Current DK $4.4 billion equity market value and $5.6 billion enterprise value(1)(2) FinancialStrength • At March 31, 2018 Delek US had $942.2 million net debt and $1.02 billion in cash (1) • On July 1, 2017, acquired the remaining 53% of the outstanding common stock of Alon USA (NYSE:ALJ) that (4) Delek US did not already own Growth Oriented • Created a premier Permian-based refining system with approximately 300,000 bpd of refining capacity and additional logistics EBITDA for future potential dropdowns to DKL Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution(1) REFINING . 302,000 BPD in total El Dorado, AR Tyler, TX . 80,000 BPD . 75,000 BPD . 10.2 complexity . 8.7 complexity Krotz Springs, LA Big Spring, TX . 74,000 BPD . 73,000 BPD . 8.4 complexity . 10.5 complexity LOGISTICS (3) . 10 Terminals (5) . Approx. 1,290 miles of pipelines . 11.4 million bbls storage capacity (5) RETAIL . Approx. 300 locations in Southwest US (1) As of March 31, 2018 financial statements in the Delek US 10K filed on May 10, 2018. (2) As of May 18, 2018 trading for Delek US stock. (3) Consists of ownership in Delek Logistics. 4 (4) Delek US closed the Alon USA transaction on July 1, 2017. (5) Amounts include the Big Spring logistics assets drop down that closed in March 2018 with an effective date of March 1, 2018.

Delek Operates Premier Permian-Based Refining System DKL positioned to provide logistics support for 302,000 bpd of Crude Throughput Capacity (~69% Permian Basin Based) • Premier Permian-based refining company Permian Basin Crude Oil Production Growth (1) • 7th largest independent refiner with 302,000 barrels per day crude throughput capacity Current production May 2018: 3.2m bpd • Access to approximately 207,000 barrels per day of Permian-sourced crude 3.9 3.3 2.5 1.9 2.0 • Largest exposure to Permian crude of the 1.4 1.6 0.9 0.9 1.0 1.2 independent refiners as percentage of crude slate 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E • Permian Basin production expected to Permian Crude Access as % of Crude Slate (2) continue to grow 80% • Improved drilling efficiencies have benefited production economics 60% • DKL positioned to benefit by providing 40% future logistics support to a larger 20% refining system slate crude % of 0% 1) Company estimates; current production based on EIA for April 2018, April 16 Drilling Productivity Report, 2018 Drilling Productivity Report. 2) TPH Research; Crude slate - TSO includes WNR acquisition; PBF includes both Chalmette & Torrance 5

Increased Drop Down Inventory plus Organic Project Creates Platform to Support Logistics Growth Potential Growth for DKL Strong EBITDA Growth Profile Supporting Distribution Growth (1) $250.0 • Delek Logistics provides platform to unlock ($ in millions) logistics value $200 • Increased access to Permian and Delaware $200.0 basin through presence of Big Spring $32 refinery $150.0 $126 $5 $37 Target • Improves ability to develop crude oil 2019 gathering and terminalling assets $100.0 • Big Spring Logistics assets dropdown closed effective March 1, 2018 (2) $50.0 • $40 million est. annualized EBITDA Note: based on DKL LTM EBITDA + incremental • Completed Paline Pipeline expansion in benefit from Paline and dropdowns early March 2018 $- 1Q18 LTM Annualized Big Spring Krotz Springs Total EBITDA • Capacity to 42,000 bpd from 35,000 EBITDA EBITDA - Paline Dropdown Dropdown Potential bpd expansion March 2018 Inventory March 2018 • $5 million est. annualized EBITDA uplift • Potential Dropdown Inventory: • Krotz Springs Assets - $30 million to $34 million EBITDA / year (2) 1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, timing of Paline Pipeline 7,000 bpd capacity expansion, actual performance of the assets and Delek Logistics in the future. 6 2) Please see page 32 and 33 for a reconciliation of EBITDA for Big Spring and Krotz Springs.

Delek Logistics Partners, LP Overview

Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers Pipelines/Transportation Segment • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels (2) of active shell capacity • Rail offloading facility Wholesale/Terminalling Segment • Wholesale and marketing business in Texas • 10 light product terminals: (2) TX, TN, AR • Approx. 1.4 million barrels (2)of active shell capacity (1) Includes approximately 240 miles of leased pipeline capacity. (2) Amounts include the Big Spring drop down that closed in March 2018 with an effective date of March 1, 2018. 8

Multi-Year Contracts with Firm Commitments / MVCs Duration of Contracts as of 1Q18 (1) Contract Highlights • The Lion Pipeline System and SALA Gathering System are 18% 25% supported by a long-term contract that includes three take- or-pay commitments 1% • Initial term of 5 years, maximum term of 15 years (2) 56% • Crude oil transportation throughput of 55 MBbl/d in < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years Q1 2018, supported by a MVC of 46 MBbl/d (3) 65% of 1Q18 Gross Margin from Minimum Volume Commitments • Refined products transportation throughput of 50 81% 82%85% 81% $49 MBbl/d in Q1 2018, supported by a MVC of 40 73% 76% 78%77% 79% 79%78%73% 61% $50 65% 67% 65% 62% $45 $42 $41 MBbl/d $40 $41 $13 $40 $40 $39 $38 $37 $39 $37 $4 $7 $13 $35 $4 $2 $1 $3 $36 $9 $31 $34 $34 $5 • Crude oil gathering throughput of 17 MBbl/d in Q1 $11 $10 $4 $4 $5 $4 $4 $4 $2 $3 $5 $4 $4 $4 $3 $30 $6 $3 $4 $5 $5 2018, supported by a MVC of 14 MBbl/d $4 $4 $4 $3 $20 $ in millions • East Texas Wholesale Marketing: contractual agreement with $32 $28 $31 $32 $31 $32 $31 $28 $29 $30 $25 $26 $25 $28 $28 $27 $10 $23 DK with MVC of 50 MBbl/d $0 • Big Spring marketing agreement: contractual agreement with 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2014 2015 2016 2017 2018 DK with MVC of 65 MBbl/d Contracted Min Gross Margin (4) Contracted Excess Gross Margin (5) Uncontracted Gross Margin (6) Contracted Min Gross Margin (% of Total) 1) Based on percentage of 2018 gross margin earned from contracts. Duration excludes automatic renewal at Delek US’ option in future periods. 4) Gross margin generated from the minimum volume commitment provisions of each 2) Maximum term assumes an extension of the commercial agreement pursuant to contract. terms thereof. 5) Gross margin generated by throughput volumes above the minimum volume 9 3) Volumes gathered on the SALA Gathering System will not be subject to an additional commitment provision of each contract. fee for transportation on the Lion Pipeline System. 6) Gross margin generated by assets without contracts.

Improving Performance and Financial Flexibility to Support Growth Solid Net Income and EBITDA performance since IPO in Nov. 2012 $130.0 $115.0 $125.8 $110.0 $95.4 $96.5 $97.3 $90.0 $72.0 $66.8 $69.4 $74.8 $70.0 $63.8 $62.8 $47.8 $50.0 $ in millions $30.0 $10.0 -$10.0 2013 (1) 2014 (1) 2015 (2) 2016 (2) 2017 (2) 2018 LTM (2) Net Income EBITDA DCF supported distribution growth (3) Financial Flexibility to support continued growth $100.0 $1,000 Revolver Excess Capacity $900 $80.0 $93.9 Revolver Borrowings $85.0 $800 $205.3 $80.3 $81.1 $81.7 $250 million 6.75% Sr. Notes (net of discount/fees) $700 $511.1 $60.0 $600 $301.4 $52.9 $500 $494.7 $40.0 $400 $ in millions $ in millions $300 $179.9 $20.0 $200 $392.6 $100 $242.7 $243.0 $0.0 $0 2013 2014 2015 2016 2017 2018 LTM 12/31/16 12/31/2017 3/31/2018 Distributable Cash Flow 1) Reconciliation provided on page 30. Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Also excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. Tyler assets were acquired in July 2013 and El Dorado assets acquired Feb. 2014. 2) Reconciliation on pg. 31. 3) Reconciliation on pg. 30. 10

DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-one consecutive times since the IPO $0.705 $0.715 $0.725 $0.750 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Distribution Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2013 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.32x 1.30x 1.35x 1.25x 1.49x 1.47x 1.06x 1.18x 1.20x 1.29x 1.00x 1.14x 0.98x 0.88x 0.97x 0.96x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Leverage Ratio (5) 4.60x 3.83x 3.72x 2.55x 2.56x 3.14x 3.11x 3.49x 3.85x 3.88x 3.77x 2.28x 2.40x 3.21x 2.69x 3.00x 3.48x 3.47x 3.70x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage ratio based on distributable cash flow divided by distribution amount in each period. Please see page 30 for reconciliation. (3) 1Q18 based on total distributions paid on May 15, 2018. (4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash 11 amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. (5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

Going Forward Assets Positioned for Permian Basin Growth

Permian Basin Attractive Drilling Economics Support Growth Production continued to grow through crude oil price volatility Crude Oil Production Grew Despite Rig Decline (1) • Crude oil production benefited by low 3,500 600 breakeven costs and improved 3,000 500 efficiencies 2,500 400 2,000 300 • As crude oil prices have increased, rig 1,500 200 count has followed 1,000 Count Rig Active Production, 000 000 bpd Production, • Expected crude oil production 500 100 growth to average approximately - Rig Count Oil Prod. (MBbl/d) 0 700,000 bpd in 2018 and 2019 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 • Delek US has access to approximately 207,000 bpd of Permian Crude 1) EIA production data through April 2018, April 16, 2018 Drilling Productivity Report; Baker Hughes rig count as of May 18, 2018. 13

Big Spring Logistics Asset Dropdown • Dropdown closed in March with an effective date of March 1, 2018 • Purchase price of $315.0 million which equates to a 7.8x EBITDA multiple. • Forecasted annualized EBITDA of $40.2M (1) • Financed through a combination of cash on hand and borrowings on the revolving credit facility. • This acquisition consists of: • Storage tanks and salt wells – ~3.0 million barrels of aggregate shell capacity, consisting of 75 tanks, 4 salt wells and ancillary assets, including piping and pumps located at the refinery • Product terminals – Consists of an asphalt terminal that operated at 3,900 bpd during 2H17 and a light products terminal with 54,000 bpd throughput capacity, which operated at 28,000 bpd during 2H17 • Marketing agreement – Delek US entered into a new wholesale marketing agreement whereby Delek Logistics will provide services necessary to market various refinery products produced at the Big Spring refinery. During 2H17, total sales volume for products to be covered by this agreement was ~74,700 bpd 1) Reconciliation on pg. 33. 14

Joint Venture with Green Plains • On February 20, 2018 announced a joint venture with Green Plains Partners intended to purchase third party logistics assets • Potential Acquisition • Two light products terminals – Caddo Mills, TX and North Little Rock, AR • Expected to be purchased from an affiliate of American Midstream for $138.5 million in cash • Opportunity to grow third party business • Subject to customary closing conditions and regulatory approval, including clearance under the Hart-Scott-Rodino (HSR) Act that is ongoing • Joint Venture Structure • If the potential acquisition is approved, immediately prior to closing Delek Logistics would contribute its North Little Rock, Arkansas terminal and the Greenville tank farm located in Caddo Mills, Texas location plus approximately $57.25 million in cash • At closing, Green Plains would contribute approximately $81.25 million in cash • Joint venture would be equally owned and controlled by Delek Logistics and Green Plains Partners • Forecasted Performance • If approved, forecasted annualized EBITDA would be $19.2 million (1) in 2019 at joint venture 15 1) Reconciliation on pg. 33.

Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position RIO Pipeline (Delaware Basin) ■ Andeavor (67%)/ Delek Logistics (33%) ■ Cost: $119 million ■ Capacity: 80,000 Bbl/d ■ Length: 109 miles ■ Completed: September 2016 ■ Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines Caddo Pipeline ■ Delek Logistics (50%)/Plains (50%) ■ Cost: $123 million ■ Capacity: 80,000 Bbl/d ■ Length: 80 miles ■ Completed: January 2017 ■ Provides additional logistics support to El Dorado refinery with third crude supply source ■ Delek US is an anchor shipper on both projects 16

Asset Overview: Paline Pipeline • Approximately 195 mile 42 kbpd crude oil pipeline – Longview, TX south to Beaumont • Allows shippers ability ship Midland or Cushing crude barrels to the Gulf Coast • Increased demand for space on pipeline as crude oil differentials have widened • Increasing temporary FERC tariff based on demand • Base FERC rate at $1.50/bbl • Effective March 1 implemented TSA of $0.75/bbl at 30,000 bbl/d or greater for 1 year contract • Increased capacity in March 2018 • Added pump capacity to achieve 42,000 bpd • Evaluating potential for additional capacity 17

West Texas Wholesale Business Benefiting from Permian Activity West Texas Wholesale and Marketing Gross Margin • Operates in an area around the Permian Basin; Complementary to Delek US refining/retail in region ($ in millions) • Purchases refined products from Delek US & $30.0 $28.2 16,707 Bbl/d third parties for resale at owned and third $25.0 16,707 party terminals in west Texas Bbl/d $20.3 $20.0 • Includes ethanol blending activity $15.5 16,523$14.0 $15.0 13,817 • Positioned to benefit from positive industry Bbl/d 18,156 Bbl/d Bbl/d dynamics: $10.0 $8.5 16,523 18,156 $8.0 $7.6 15,493 16,707 $7.2 14,353 Bbl/d Bbl/d Bbl/d 16,357$6.9 13,817 $5.2 13,377 Bbl/d 13,257 $2.7 Drilling rig count has increased since May 2016, Bbl/d 15,493 Bbl/d Bbl/d • $5.0 Bbl/d 14,353 16,357 Bbl/d 14,467 13,377 Bbl/d 13,257 Bbl/d Bbl/d Bbl/d 14,467 there are currently 467 rigs operating in the Bbl/d Bbl/dV 15,942 Bbl/d (2) $0.0 Permian Basin (1) (1) (1) (1) (1) (1) 2009 2010 2011 2012 2013 2014 2015 2016 2017 1Q17 1Q18 • Improved efficiencies in the Permian Basin have benefitted rig production levels • Forecast for continued production growth • Current takeaway pipeline capacity is adequate • Potential for tight production/takeaway capacity in future 1) RINs gross margin benefit included in the 2013 west Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/Bbl, 3Q16 YTD gross margin included $4.6 million, or $1.29/Bbl, and 3Q17 gross margin included $3.9 million, or $1.05/Bbl. 18

Several Visible Pathways for Potential Growth Ability to Leverage Relationship with Delek US . Delek US acquired the remaining 53% of the outstanding common stock of Alon USA that it did not Potential already own on July 1, 2017 Benefits from . Created the premier Permian-based refining system with 207,000 bpd of Permian crude access (1) DK Acquisition . DKL well positioned to support future logistics projects in the Permian Basin for this system of ALJ . Potential for $30 to $34 million of logistics EBITDA to be dropped down to DKL in the future(2) Benefit from . Potential improvement in throughput capability and/or flexibility at Delek US’ refineries(3) can be Growth supported by DKL logistics assets Focus on continued distribution growth . Target 10% minimum distribution per LP unit annual growth through 2019 Distribution . Driven by organic growth at DKL and potential increased drop down inventory at sponsor . Contracts that expired in 2017 have been extended by Delek US for additional five year option . Potential growth in RIO and Caddo joint venture projects Organic Growth . Focus on incremental improvements in existing asset base . New joint ventures Opportunities . Greenfield pipeline projects in Midland Financial Flexibility provides ability to be opportunistic Acquisitive . Proven ability to make 3rd party asset acquisitions (5 since 2013) Growth . Ability to utilize relationship with Delek US to make acquisitions (asset/corporate) (1) Please see slide 5 for additional information related to Delek US’ position in the Permian. (2) Please see slide 6 for additional information related potential drop down assets at Delek US. (3) Based on Delek US’ announced changes for its refineries; actual results may vary based on each refinery’s respective operating rate. 19

Peer Comparisons(1) Current Yield as of 5/18/2018 14.0% 12.0% 10.0% 8.0% 6.0% 11.9% 10.5% 10.3% 10.0% 4.0% 9.1% 8.8% 6.8% 6.1% 5.7% 5.4% 2.0% 5.2% 4.8% 0.0% ETP NS DKL PBFX ANDX HEP MPLX EPD PSXP MMP VLP PAA Leverage Ratio (1) 6.0 5.0 4.0 3.0 5.1x 4.6x 4.5x 2.0 4.3x 4.1x 3.9x 3.9x 3.8x 3.4x 3.3x 3.1x 3.1x 1.0 - NS DKL PAA HEP EPD ANDX ETP MPLX VLP MMP PBFX PSXP (1) Based on 1Q 2018. Peer information based on company reports and Factset/NASDAQ. 20

Questions and Answers Majority of assets support Primarily traditional, stable Delek US’ strategically MLP assets located inland refining system Limited commodity price Inflation-indexed fees for exposure most contracts Agreements with Delek US Majority of all margin related to capex/opex generated by long term, reimbursement and limit fee-based contracts with Delek US force majeure volume minimums abilities 21

Appendix

Delek US' Refineries are Strategically Positioned and Flexible Tyler Refinery (1) El Dorado Refinery (1) . Inland refinery located in East Texas . Inland refinery located in southern Arkansas . 75,000 bpd, 8.7 complexity . 80,000 bpd, 10.2 complexity . Processes inland light sweet crudes (configured to run light or medium sour crude) . Supply flexibility that can source West Texas, locally produced, and/or Gulf Coast crude Big Spring Refinery (1) Krotz Springs Refinery (1) . Located in the Permian Basin . 74,000 bpd, 8.4 complexity . 73,000 bpd, 10.5 complexity . Permian Basin, local and Gulf Coast crude . Processes WTI and WTS crude sources (1) As reported by Delek US. 23

Asset Overview: Lion Pipeline System and SALA Gathering Lion Pipeline System Lion Pipeline System 70,000 • Provides non-gathered crude oil to Delek US’ 60,000 57,366 59,362 54,728 54,960 56,555 El Dorado refinery and connects to 49,694 53,461 52,071 51,927 49,754 50,000 46,515 47,906 Enterprise TE Products Pipeline to move 40,000 finished products. 30,000 • Crude and light product throughput Barrels per day 20,000 benefitted from improvements at Delek US’ 10,000 El Dorado refinery completed in 1Q14 - turnaround that increased light crude 2013 2014 2015 2016 2017 1Q 2018 capability by 10,000 bpd. Crude Volume (bpd) Refined product (bpd) SALA Gathering System 30,000 SALA Gathering • Provides access to local Arkansas, east Texas 25,000 22,656 20,747 22,152 20,673 and north Louisiana crudes to Delek US’ El 20,000 17,676 17,756 15,900 15,871 16,672 Dorado refinery. 15,000 • 600 mile crude oil gathering system, 10,000 primarily within a 60-mile radius of the El Barrels per day 5,000 Dorado refinery. - • Crude price environment plays role in 2010 2011 2012 2013 2014 2015 2016 2017 1Q production from local producers. Crude Volume (bpd) (1) 2018 (1) Delek US acquired majority ownership of Lion Oil in April 2011. Volumes in 2011 are based on 247 days of operations following the acquisition. Amount in 2010 are based on previous ownership data. 24

Asset Overview: Terminalling Terminal Count (4) Terminalling Assets (1) 12 • Refined products terminalling services for Delek US and/or third parties • Comprised of terminals located in: 9 • Memphis and Nashville, TN; 6 • Big Spring (asphalt and light products), Tyler, Big Sandy (1) and Mt. Pleasant, TX; 3 • El Dorado and North Little Rock, AR • Duncan, OK - • Delek US Tyler refinery turnaround and expansion lowered 2011 2012 2013 2014 2015 2016 2017 2018 volumes in 1Q15 West Texas Wholesale Other Terminals Drop Down Terminals Primary Terminalling Asset Detail (1) Volume (MBbl/d) (3) Number of Active Shell Number of Truck Truck Loading Location Tanks Capacity (MBbls) Loading Lanes Capacity (MBbl/d) 143 Big Sandy, TX --- --- 3 25 122 124 107 Memphis, TN 12 126 3 20 97 Nashville, TN (2) 10 128 2 15 75 Tyler, TX --- --- 11 91 North Little Rock, AR --- --- 2 17 El Dorado, AR --- --- 3 35 19 13 Mount Pleasant, TX 7 175 3 10 Big Spring, TX (light --- --- 4 54 2011 2012 2013 2014 2015 2016 2017 1Q 2018 products) (1) Big Sandy was not operating during 2011, 2012 and the majority of 2013. However, contract with Delek US has a minimum throughput requirement of 5,000 Bbl/d along with a minimum storage requirement. For reporting purposes, San Angelo and Abilene terminals are included in the west Texas wholesale business. The remaining are in terminalling. (2) Excludes approximately 10 MBbls of shell capacity that is not currently in service. (3) Includes effect of Tyler refinery turnaround during 1Q 2015. Does not include the Big Spring drop down that closed in March 2018. 25 (4) Amounts include the Big Spring logistics assets drop down that closed in March 2018 with an effective date of March 1, 2018.

Summary of Certain Contracts (8) ` Termination Provision Minimum Tariff / Fee Refinery Initial / Maximum Term (1) Service 1Q18 Throughput (bpd)(2) Commitment (bpd) Current Tariff / Fee Index (10) Shutdown Force Majeure Paline Pipeline N/A N/A FERC N/A N/A Crude Oil Transportation Base tariff of $1.50/Bbl with volume incentive rates available (6) N/A N/A Lion Pipeline System (and SALA Gathering System) Five / Fifteen Years Crude Oil Transportation 54,728 46,000 (3) $0.9483/Bbl (4) FERC Refined Products Five / Fifteen Years Transportation 49,754 40,000 $0.1115/Bbl FERC After 3rd Five / Fifteen Years Crude Oil Gathering 16,672 14,000 $2.5503/Bbl (4) FERC year, 12 months East Texas Crude Logistics notice; Five / Fifteen Years Crude Oil Transportation 18,062 35,000 $0.4463/Bbl (5) FERC After1st two unless min. years, 12 payments Five / Fifteen Years Crude Oil Storage N/A N/A $278,923 per month FERC months made then East Texas Marketing notice cannot be required terminated $0.7774/Bbl<50 kbpd; by Delek Ten (7) Marketing - Tyler Refinery 73,244 50,000 $0.7376/Bbl>50 kbpd (7) CPI-U Logistics Memphis Terminal Dedicated Terminalling Five / Fifteen Years Services 6,143 10,000 $0.5578/Bbl FERC North Little Rock Terminal Dedicated Terminalling Eight / Sixteen Years Services 7,800 8,100 $0.2945/Bbl PPI-fg Eight / Sixteen Years Storage N/A N/A $63,977 per month PPI-fg Big Sandy Terminal & Pipeline Dedicated Terminalling Five / Fifteen Years Services 3,369 5,000 $0.5565/Bbl FERC Refined Products Four / Fourteen Years Transportation 3,369 5,000 $0.5565/Bbl FERC Five / Fifteen Years Storage N/A N/A $55,735 per month FERC Tyler Dedicated Terminalling Eight / Sixteen Years Services 73,554 50,000 $0.3554/Bbl PPI-fg Eight / Sixteen Years Storage N/A N/A $832,530 per month PPI-fg Eight / Sixteen Years Crude Oil Storage N/A N/A $182,790 per month PPI-fg Not applicable to this asset El Dorado Dedicated Terminalling Eight / Sixteen Years Services 12,291 22,500 $0.5078/Bbl PPI-fg Eight / Sixteen Years Storage N/A N/A $1.3 million per month PPI-fg Nine / Fifteen Years Crude Oil Offloading (9) N/A N/A $1.0155/bbl light; $2.2849/bbl heavy PPI-fg Big Spring(11) Ten / fifteen Years Marketing 75,139 65,000 $0.678/Bbl PPI-fg Ten / fifteen Years Storage N/A N/A $1.8 million per month PPI-fg Ten / fifteen Years Rail Offloading 2,645 4,500 $0.400/Bbl PPI-fg Dedicated Terminalling Ten / fifteen Years Services 22,413 29,250 $0.660/Bbl PPI-fg Dedicated Terminalling 1,020 to 2,380 based Ten / fifteen Years Services - Asphalt 2,149 on seasonality $8.30/Bbl PPI-fg Product Pipeline Ten / fifteen Years connections 19,507 27,300 $0.05/Bbl FERC Ten / fifteen Years Crude Pipeline connections 51,031 77,000 $0.05/Bbl FERC 26

Summary of Certain Contracts - footnotes (1) Maximum term assumes an extension of the commercial agreement pursuant to the terms thereof. Please note some terms began as early as Nov. 7, 2012. (2) Represents average daily throughput for the period indicated. (3) Excludes volumes gathered on the SALA Gathering System. (4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery. (5) For any volumes in excess of 50,000 bpd, the throughput fee will be $0.682/Bbl. (6) Current base FERC tariff of $1.50 per barrel. Effective March 1, 2018 implemented TSA of $0.75/bbl at 30,000 bbl/d or greater for 1 year contract. (7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term. The tariff per barrel is based on volume in each period. (8) For more detailed information regarding certain contracts, refer to documents filed with the SEC, including the Annual Reports filed on Form 10-K, Quarterly Reports filed on Form 10-Q, Current Reports on Form 8-K and 8-K/A filed on Nov. 7, 2012, Jul. 31, 2013, Aug. 1, 2013, Feb. 14, 2014, April 6, 2015 and March 26, 2018. (9) Crude oil offloading throughput agreement includes an obligated minimum quarterly throughput fee of $1.5 million for throughput of a combination of light and heavy crude. (10) The tariff/fee index can increase or decrease based on the index change pursuant to each contract. (11) Big Spring throughput reflects volumes for March 2018 and not full quarter as the acquisition was effective March 1, 2018. 27

Amended and Restated Omnibus Agreement Key Provisions . Delek US will indemnify Delek Logistics for certain liabilities, including environmental and other liabilities, relating to contributed assets. . Delek US has a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline. . GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse the GP and/or Delek US for certain expenses. . Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events. . For additional detailed information regarding this agreement, please refer to documents filed with the SEC, including the Current Report on Form 8-K filed March 26, 2018, April 6, 2015 and the quarterly report 10Q filed August 6, 2015, as amended on November 6, 2015. 28

Summary Organization Structure Delek US Holdings, Inc. Delek Logistics GP, LLC Public Unitholders NYSE: DK 94.6% (the General Partner) ownership interest (1) 61.5% interest Limited partner-common 2.0% interest 36.5% interest General partner interest Limited partner-common Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Operating Subsidiaries (1) Currently a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek. 29

Reconciliation of Distributable Cash Flow (1) Distribution based on actual amounts distributed during the periods; does not include a LTIP accrual. Distribution coverage ratio is defined as distributable cash flow divided by total distribution. (2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 30 Note: May not foot due to rounding and annual adjustments that occurred in year end reporting.

Income Statement and Non-GAAP EBITDA Reconciliation (1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. Note: May not foot due to rounding. 31

Non GAAP Reconciliations of Krotz Springs Potential Dropdown EBITDA (1) (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 32

Non GAAP Reconciliations of EBITDA (1) (1) Actual amounts of EBITDA and net income will vary based on timing, performance of the assets and DKL’s growth plans, which will affect the potential future EBITDA and interest at DKL. 33 (2) This amount represents the forecasted 2019 performance for the total joint venture. Each partner will record performance based on their respective percentage ownership in the joint venture.

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President and CFO Vice President of Investor Relations 615-224-1323 615-435-1366 34